UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)
c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2016

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus Emerging Markets Debt Local Currency Fund

Dreyfus Equity Income Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Emerging Markets Debt Local Currency Fund

ANNUAL REPORT May 31, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Emerging Markets Debt Local Currency Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Debt Local Currency Fund, covering the 12-month period from June 1, 2015 through May 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery generally has remained intact. New job creation, declining unemployment claims, improved consumer confidence, and higher housing prices have supported an economic expansion that so far has lasted seven years. In response, the Federal Reserve Board raised short-term interest rates in December 2015 for the first time in nearly a decade. Broad measures of U.S. stock and bond market performance exhibited heightened volatility on their way to posting relatively mild gains or losses for the reporting period overall.

On the other hand, the global economy has continued to struggle with persistently slow growth despite historically aggressive monetary policies as weak demand, volatile commodity prices, and the lingering effects of various financial crises took their toll. These developments proved especially challenging for stocks and riskier sectors of the bond market early in the reporting period, and a later rally was not enough to offset those losses. In contrast, high-quality sovereign bonds mostly benefited from falling interest rates.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
June 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2015 through May 31, 2016, as provided by Javier Murcio and Federico Garcia Zamora, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2016, Dreyfus Emerging Markets Debt Local Currency Fund’s Class A shares produced a total return of -8.16%, Class C shares returned -8.94%, Class I shares returned -7.87%, and Class Y shares returned -7.94%.1 In comparison, the fund’s benchmark, JP Morgan Government Bond Index-Emerging Markets Global Diversified, produced a -4.86% total returns for the same period.2

Local currency-denominated debt securities from the emerging markets produced negative total returns, on average, amid heightened volatility stemming from global economic developments and dramatic swings in commodity prices. The fund produced lower returns than its benchmark, mainly due to weakness in its holdings of quasi-sovereign debt securities.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 80% of its assets in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities.

When choosing investments, we employ in-depth fundamental country analysis supported by the discipline of quantitative valuation models. A “top down” analysis of macroeconomics and financial and political variables guides country and currency allocations. We also consider technical market factors and the global risk environment. We seek to identify shifts in country fundamentals and consider the risk-adjusted attractiveness of currency and duration returns for each emerging market country.

Sharp Market Decline Followed by Robust Rally

The emerging markets experienced heightened volatility over the reporting period. In the summer of 2015, China reported disappointing economic data followed by an unexpected currency devaluation that triggered a decline in global commodity prices. Investors responded by becoming more cautious, hurting riskier financial assets and supporting gains in the U.S. dollar against most other currencies.

In the fall, China’s central bank reduced short-term interest rates and implemented market reforms intended to stimulate economic activity. Nonetheless, a short-term interest rate hike in the United States, a strengthening U.S. dollar, and falling commodity prices weighed on investor sentiment from November 2015 through early February 2016. In addition, investors reacted nervously when natural resources exporters in Latin America struggled with lower commodity prices. Consequently, most local currencies continued to lose value.

The emerging markets’ trajectory changed dramatically in early February, when U.S. monetary policymakers indicated that they would delay additional rate hikes, energy-related commodity prices began to rebound, and China announced new stimulus measures. Investors regained confidence, and renewed asset flows into the emerging markets supported a rally that partly offset the reporting period’s previous losses. Emerging markets debt securities produced positive returns, on average, in this environment, but widespread weakness in local currencies against the U.S. dollar more than offset those positive contributions for the reporting period overall.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Quasi-Sovereign Debt Dampened Relative Performance

The fund’s relative performance was constrained during the market downturn in December 2015 and January 2016, when asset outflows required the sale of some of the fund’s holdings of quasi-sovereign debt securities at disadvantageous prices. The fund participated in the market rally over the reporting period’s second half, but it was not enough to fully recoup previous losses.

The fund produced better relative results in other areas. An overweighted position in the U.S. dollar and underweighted exposure to currencies from developing nations in Asia and Eastern Europe helped cushion some of the market’s currency-related declines. The fund also proved relatively successful in local bond markets. Most notably, we established a long position in Brazilian bonds in late 2015 when the country was in the midst of a recession and political turmoil. These positions soon gained value as Brazil’s current account deficit improved and the political situation changed, and we took profits after the rally.

To establish its positions, the fund employed interest rate swap options, currency forward contracts, and currency options during the reporting period.

A More Constructive Investment Posture

While China and other emerging markets continue to face macroeconomic challenges, we have been encouraged by increasingly accommodative monetary policies in most markets, more stable commodity prices, rising investor demand for debt securities from developing nations, and attractive valuations in several regions.

Therefore, we have begun to adopt a more constructive posture in some areas. We have reduced the fund’s overweighted position in the U.S. dollar by establishing a more market-neutral stance against Eastern European currencies, but we have retained a long U.S. dollar position against Asian currencies. We also increased the fund’s holdings of the Russian ruble and Colombian peso. Conversely, as of the reporting period’s end, the fund held underweighted positions in the Singapore dollar, Korean won, Taiwan new dollar, and Thai baht. Among bonds, we have identified attractively valued opportunities in Argentina, Russia, and Colombia, but relatively few in South Africa and Asian markets.

June 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits, and low savings rate, political factors, and government control. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

The fund may use derivative instruments, such as options, futures, and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: FactSet — JP Morgan Government Bond Index-Emerging Markets Global Diversified Index is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds and includes countries with debt markets that are readily accessible to foreign investors. The index is market capitalization weighted, with a cap of 10% to any one country. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Markets Debt Local Currency Fund Class A shares, Class C shares, Class I shares, and Class Y shares and the JPMorgan Government Bond Index—Emerging Markets Global Diversified

†  Source: FactSet

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Emerging Markets Debt Local Currency Fund on 9/12/08 (inception date) to a $10,000 investment made in the JPMorgan Government Bond Index-Emerging Markets Global Diversified (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index that tracks local currency bonds issued by emerging market governments and consists of regularly traded, liquid fixed-rate, local currency government bonds and includes only those countries that give access to their capital markets to global investors. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 5/31/16
	Inception Date	1 Year	5 Years		From Inception
Class A shares
with maximum sales charge (4.5%)	9/12/08	-12.29%	-5.36%		-0.10%
without sales charge	9/12/08	-8.16%	-4.48%		0.50%
Class C shares
with applicable redemption charge †	9/12/08	-9.85%	-5.22%		-0.28%
without redemption	9/12/08	-8.94%	-5.22%		-0.28%
Class I shares	9/12/08	-7.87%	-4.21%		0.77%
Class Y shares	7/1/13	-7.94%	-4.26%	††	0.65%	††
JPMorgan Government Bond Index— Emerging Markets Global Diversified	8/31/08	-4.86%	-3.26%		1.74%	†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

†††  For comparative purposes, the value of the Indexes as of 8/31/08 is used as the beginning value on 9/12/08.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Debt Local Currency Fund from December 1, 2015 to May 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.88	$10.22	$5.43	$4.36
Ending value (after expenses)	$1,028.30	$1,023.20	$1,029.90	$1,028.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.86	$10.18	$5.40	$4.34
Ending value (after expenses)	$1,019.20	$1,014.90	$1,019.65	$1,020.70

† Expenses are equal to the fund’s annualized expense ratio of 1.16% for Class A, 2.02% for Class C, 1.07% for Class I and .86% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

May 31, 2016

Bonds and Notes - 88.0%		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Foreign/Governmental - 88.0%
AHML Finance, Sr. Unscd. Notes	RUB	7.75	2/13/18	434,200,000		6,291,131
Banco Central de le Republica Argentina, Treasury Bills	ARS	0.00	8/10/16	2,800,000	[b]	188,173
Banco Central de le Republica Argentina, Treasury Bills	ARS	0.00	8/17/16	4,800,000	[b]	321,331
Banco Central de le Republica Argentina, Treasury Bills	ARS	0.00	8/24/16	2,520,000	[b]	167,744
Banco Central de le Republica Argentina, Treasury Bills	ARS	0.00	9/7/16	2,900,000	[b]	190,872
Banco Central de le Republica Argentina, Unscd. Notes	ARS	0.00	7/20/16	1,900,000	[b]	129,992
Banco Central de le Republica Argentina, Unscd. Notes	ARS	0.00	7/27/16	2,700,000	[b]	183,622
Brazilian Government, Notes, Ser. F	BRL	10.00	1/1/23	17,770,000		4,329,262
Brazilian Government, Notes, Ser. F	BRL	10.00	1/1/25	5,140,000		1,212,663
Brazilian Government, Sr. Notes, Ser. F	BRL	10.00	1/1/17	98,010,000		26,586,506
Chilean Government, Sr. Unscd. Notes	CLP	5.50	8/5/20	443,500,000		675,607
Colombian Government, Bonds, Ser. B	COP	10.00	7/24/24	7,413,600,000		2,697,142
Colombian Government, Bonds, Ser. B	COP	7.75	9/18/30	9,316,100,000		2,888,344
Comision Federal de Electricidad, Sr. Unscd. Bonds	MXN	7.35	11/25/25	121,282,000		6,287,680
Findeter, Sr. Unscd. Notes	COP	7.88	8/12/24	13,000,000,000	[c]	3,711,582
Hungarian Government, Bonds, Ser. 24/B	HUF	3.00	6/26/24	750,000,000		2,642,534
Hungarian Government, Bonds, Ser. 25/B	HUF	5.50	6/24/25	869,500,000		3,620,664
Indonesian Government, Sr. Unscd. Bonds, Ser. FR58	IDR	8.25	6/15/32	47,440,000,000		3,553,405
Indonesian Government, Sr. Unscd. Bonds, Ser. FR68	IDR	8.38	3/15/34	46,280,000,000		3,510,714
Indonesian Government, Sr. Unscd. Bonds, Ser. FR70	IDR	8.38	3/15/24	12,550,000,000		954,088
Indonesian Government, Sr. Unscd. Bonds, Ser. FR71	IDR	9.00	3/15/29	27,240,000,000		2,148,664
Malaysian Government, Sr. Unscd. Bonds, Ser. 0413	MYR	3.84	4/15/33	8,310,000		1,880,566
Mexican Government, Bonds, Ser. M 20	MXN	10.00	12/5/24	29,300,000		2,013,445
Mexican Government, Bonds, Ser. S	MXN	4.50	12/4/25	5,700,000	[d]	1,857,174
Petroleos Mexicanos, Gtd. Notes	MXN	7.65	11/24/21	41,200,000		2,159,745
Petroleos Mexicanos, Gtd. Notes	MXN	7.19	9/12/24	36,170,000		1,724,766

8

Bonds and Notes - 88.0% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Foreign/Governmental - 88.0% (continued)
Philippine Government, Sr. Unscd. Notes	PHP	4.95	1/15/21	40,000,000		889,554
Russian Agricultural Bank, Sr. Unscd. Notes	RUB	8.63	2/17/17	515,900,000		7,607,330
Russian Government, Bonds, Ser. 6212	RUB	7.05	1/19/28	166,745,000		2,213,584
Russian Government, Bonds, Ser. 6215	RUB	7.00	8/16/23	294,030,000		4,012,406
South African Government, Bonds, Ser. R186	ZAR	10.50	12/21/26	15,000,000		1,025,569
South African Government, Bonds, Ser. R204	ZAR	8.00	12/21/18	15,000,000		945,125
South African Government, Bonds, Ser. R213	ZAR	7.00	2/28/31	56,500,000		2,825,422
Thai Government, Sr. Unscd. Bonds	THB	3.85	12/12/25	16,115,000		512,504
Thai Government, Sr. Unscd. Bonds, Ser. ILB	THB	1.20	7/14/21	87,100,000	[e]	2,549,053
Thai Government, Sr. Unscd. Bonds, Ser. ILB	THB	1.25	3/12/28	103,600,000	[e]	2,825,952
Transnet, Sr. Unscd. Notes	ZAR	9.50	5/13/21	83,900,000	[c]	4,872,246
Turkish Government, Bonds	TRY	8.80	9/27/23	12,700,000		4,098,752
Turkish Government, Bonds	TRY	10.40	3/20/24	14,915,000		5,241,798
Turkish Government, Bonds	TRY	9.00	7/24/24	5,000		1,624
Total Bonds and Notes (cost $173,235,956)				121,548,335
Short-Term Investments - 4.4%

U.S. Treasury Bills (cost $6,016,469)		0.37	9/15/16	6,023,000		6,017,447

9

STATEMENT OF INVESTMENTS (continued)

Other Investment - 1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $2,161,210)	2,161,210	[f] 2,161,210
Total Investments (cost $181,413,635)	94.0%	129,726,992
Cash and Receivables (Net)	6.0%	8,346,864
Net Assets	100.0%	138,073,856

a Principal amount stated in U.S. Dollars unless otherwise noted.

ARS—Argentine Peso

BRL—Brazilian Real

CLP—Chilean Peso

COP—Colombian Peso

HUF—Hungarian Forint

IDR—Indonesian Rupiah

MXN—Mexican Peso

MYR—Malaysian Ringgit

PHP—Philippine Peso

RUB—Russian Ruble

THB—Thai Baht

TRY—Turkish Lira

ZAR—South African Rand

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, these securities were valued at $8,583,828 or 6.22% of net assets.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Mexican Consumer Price Index.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Thai Consumer Price Index.

f Investment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Brazil	23.3
Russia	14.6
Mexico	10.2
Indonesia	7.4
South Africa	7.0
Turkey	6.8
Colombia	6.7
Short-Term/Money Market Investments	6.0
Hungary	4.5
Thailand	4.3
Malaysia	1.3
Argentina	.8
Philippines	.6
Chile	.5
94.0

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF OPTIONS WRITTEN

May 31, 2016

	Face Amount Covered by Contracts ($)	Value ($)
Call Options:
Brazilian Real,
June 2016 @ BRL 4.25	1,500,000	(39)
Colombian Peso,
July 2016 @ COP 3,300	1,500,000	(8,151)
South African Rand,
June 2016 @ ZAR 17.5	1,500,000	(287)
South African Rand,
July 2016 @ ZAR 16.5	1,500,000	(15,529)
Total Options Written (premiums received $114,967)		(24,006)

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	179,252,425	127,565,782
Affiliated issuers	2,161,210	2,161,210
Cash		79,521
Cash denominated in foreign currency	1,223,268	1,217,951
Dividends and interest receivable		5,941,239
Receivable for investment securities sold		4,471,910
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		397,236
Unrealized appreciation on swap agreements—Note 4		374,909
Receivable for shares of Beneficial Interest subscribed		34,465
Prepaid expenses		32,470
		142,276,693
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		191,282
Payable for investment securities purchased		1,822,918
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,779,605
Payable for shares of Beneficial Interest redeemed		288,160
Outstanding options written, at value (premiums received $114,967)—See Statement of Options Written—Note 4		24,006
Accrued expenses		96,866
		4,202,837
Net Assets ($)		138,073,856
Composition of Net Assets ($):
Paid-in capital		392,963,599
Accumulated investment (loss)—net		(2,035,010)
Accumulated net realized gain (loss) on investments		(199,678,104)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions		(53,176,629)
Net Assets ($)		138,073,856

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	5,725,560	3,554,474	119,304,787	9,489,035
Shares Outstanding	524,283	335,535	10,835,504	861,788
Net Asset Value Per Share ($)	10.92	10.59	11.01	11.01

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Investment Income ($):
Income:
Interest (net of $689,724 foreign taxes withheld at source)	45,420,375
Dividends from affiliated issuers	36,446
Total Income	45,456,821
Expenses:
Management fee—Note 3(a)	4,258,247
Shareholder servicing costs—Note 3(c)	673,571
Custodian fees—Note 3(c)	396,611
Professional fees	94,505
Registration fees	72,863
Prospectus and shareholders’ reports	70,616
Distribution fees—Note 3(b)	33,480
Trustees’ fees and expenses—Note 3(d)	32,148
Loan commitment fees—Note 2	8,439
Interest expense—Note 2	7,537
Miscellaneous	44,025
Total Expenses	5,692,042
Less—reduction in fees due to earnings credits—Note 3(c)	(2,612)
Net Expenses	5,689,430
Investment Income—Net	39,767,391
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(352,961,356)
Net realized gain (loss) on options transactions	2,923,252
Net realized gain (loss) on swap transactions	1,740,094
Net realized gain (loss) on forward foreign currency exchange contracts	15,470,351
Net Realized Gain (Loss)	(332,827,659)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	194,598,333
Net unrealized appreciation (depreciation) on options transactions	(860,502)
Net unrealized appreciation (depreciation) on swap transactions	(775,925)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(6,005,805)
Net Unrealized Appreciation (Depreciation)	186,956,101
Net Realized and Unrealized Gain (Loss) on Investments	(145,871,558)
Net (Decrease) in Net Assets Resulting from Operations	(106,104,167)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2016	2015
Operations ($):
Investment income—net	39,767,391	81,980,611
Net realized gain (loss) on investments	(332,827,659)	(209,220,273)
Net unrealized appreciation (depreciation) on investments	186,956,101	(127,417,262)
Net Increase (Decrease) in Net Assets Resulting from Operations	(106,104,167)	(254,656,924)
Dividends to Shareholders from ($):
Investment income—net:
Class A	-	(311,737)
Class C	-	(73,872)
Class I	-	(15,955,910)
Class Y	-	(1,443,662)
Total Dividends	-	(17,785,181)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	853,425	5,972,030
Class C	187,952	278,121
Class I	68,837,265	365,909,948
Class Y	65,997,319	69,437,978
Dividends reinvested:
Class A	-	275,350
Class C	-	33,759
Class I	-	3,987,421
Class Y	-	1,175,537
Cost of shares redeemed:
Class A	(11,644,591)	(30,675,198)
Class C	(2,382,579)	(6,741,236)
Class I	(776,802,277)	(903,040,586)
Class Y	(139,459,215)	(31,047,271)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(794,412,701)	(524,434,147)
Total Increase (Decrease) in Net Assets	(900,516,868)	(796,876,252)
Net Assets ($):
Beginning of Period	1,038,590,724	1,835,466,976
End of Period	138,073,856	1,038,590,724
Accumulated (distributions in excess of) investment (loss)—net	(2,035,010)	(94,734,568)

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	75,929	439,518
Shares issued for dividends reinvested	-	21,293
Shares redeemed	(1,078,130)	(2,253,824)
Net Increase (Decrease) in Shares Outstanding	(1,002,201)	(1,793,013)
Class C
Shares sold	17,331	21,361
Shares issued for dividends reinvested	-	2,643
Shares redeemed	(222,960)	(521,500)
Net Increase (Decrease) in Shares Outstanding	(205,629)	(497,496)
Class Ia
Shares sold	6,188,783	27,610,965
Shares issued for dividends reinvested	-	306,578
Shares redeemed	(71,979,220)	(68,762,627)
Net Increase (Decrease) in Shares Outstanding	(65,790,437)	(40,845,084)
Class Ya
Shares sold	5,623,138	4,980,797
Shares issued for dividends reinvested	-	91,290
Shares redeemed	(12,955,112)	(2,344,074)
Net Increase (Decrease) in Shares Outstanding	(7,331,974)	2,728,013

[a]

During the period ended May 31, 2016, 7,414 Class Y shares representing $83,279 were exchanged for 7,420 Class I shares and during the period ended May 31, 2015, 3,487,947 Class I shares representing $50,928,635 were exchanged for 3,485,560 Class Y shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended May 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.90	14.38	14.57	13.32	15.22
Investment Operations:
Investment income—net[a]	.74	.75	.64	.61	.67
Net realized and unrealized gain (loss) on investments	(1.72)	(3.08)	(.55)	.98	(1.87)
Total from Investment Operations	(.98)	(2.33)	.09	1.59	(1.20)
Distributions:
Dividends from Investment income—net	-	(.15)	(.21)	(.34)	(.59)
Dividends from net realized gain on investments	-	-	(.07)	-	(.11)
Total Distributions	-	(.15)	(.28)	(.34)	(.70)
Net asset value, end of period	10.92	11.90	14.38	14.57	13.32
Total Return (%)[b]	(8.16)	(16.28)	.62	11.83	(8.12)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27	1.25	1.25	1.24	1.22
Ratio of net expenses to average net assets	1.27	1.25	1.25	1.24	1.22
Ratio of net investment income to average net assets	6.81	5.68	4.59	4.09	4.64
Portfolio Turnover Rate	29.71	61.03	61.76	58.82	112.87
Net Assets, end of period ($ x 1,000)	5,726	18,158	47,720	89,327	78,351

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended May 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.63	14.11	14.35	13.14	15.06
Investment Operations:
Investment income—net[a]	.65	.63	.56	.48	.55
Net realized and unrealized gain (loss) on investments	(1.69)	(3.01)	(.57)	.97	(1.85)
Total from Investment Operations	(1.04)	(2.38)	(.01)	1.45	(1.30)
Distributions:
Dividends from Investment income—net	-	(.10)	(.16)	(.24)	(.51)
Dividends from net realized gain on investments	-	-	(.07)	-	(.11)
Total Distributions	-	(.10)	(.23)	(.24)	(.62)
Net asset value, end of period	10.59	11.63	14.11	14.35	13.14
Total Return (%)[b]	(8.94)	(16.88)	(.12)	10.98	(8.83)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.04	2.00	1.99	2.00	1.96
Ratio of net expenses to average net assets	2.04	2.00	1.99	2.00	1.96
Ratio of net investment income to average net assets	6.07	4.83	4.04	3.25	3.84
Portfolio Turnover Rate	29.71	61.03	61.76	58.82	112.87
Net Assets, end of period ($ x 1,000)	3,554	6,295	14,651	26,463	24,306

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

Class I Shares	Year Ended May 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	11.96	14.42	14.60	13.34	15.25
Investment Operations:
Investment income—net[a]	.78	.77	.69	.65	.70
Net realized and unrealized gain (loss) on investments	(1.73)	(3.06)	(.56)	.99	(1.88)
Total from Investment Operations	(.95)	(2.29)	.13	1.64	(1.18)
Distributions:
Dividends from Investment income—net	-	(.17)	(.24)	(.38)	(.62)
Dividends from net realized gain on investments	-	-	(.07)	-	(.11)
Total Distributions	-	(.17)	(.31)	(.38)	(.73)
Net asset value, end of period	11.01	11.96	14.42	14.60	13.34
Total Return (%)	(7.87)	(16.04)	.94	12.18	(7.94)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.94	1.00	.94	.93
Ratio of net expenses to average net assets	1.00	.94	1.00	.94	.93
Ratio of net investment income to average net assets	7.04	5.80	4.96	4.35	4.88
Portfolio Turnover Rate	29.71	61.03	61.76	58.82	112.87
Net Assets, end of period ($ x 1,000)	119,305	916,136	1,694,214	3,971,815	2,783,546

a Based on average shares outstanding.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended May 31,
	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	11.96	14.43	13.89
Investment Operations:
Investment income—net[b]	.81	.73	.63
Net realized and unrealized gain (loss) on investments	(1.76)	(3.02)	.07
Total from Investment Operations	(.95)	(2.29)	.70
Distributions:
Dividends from Investment income—net	-	(.18)	(.09)
Dividends from net realized gain on investments	-	-	(.07)
Total Distributions	-	(.18)	(.16)
Net asset value, end of period	11.01	11.96	14.43
Total Return (%)	(7.94)	(15.94)	5.04[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.88	.92[d]
Ratio of net expenses to average net assets	.90	.88	.92[d]
Ratio of net investment income to average net assets	6.81	5.50	5.39[d]
Portfolio Turnover Rate	29.71	61.03	61.76
Net Assets, end of period ($ x 1,000)	9,489	98,002	78,882

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Debt Local Currency Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

22

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Foreign Government	-	121,548,335	-	121,548,335
Mutual Funds	2,161,210	-	-	2,161,210
U.S. Treasury	-	6,017,447	-	6,017,447
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	397,236	-	397,236
Swaps†	-	374,909	-	374,909
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	(1,779,605)	-	(1,779,605)
Options Written	-	(24,006)	-	(24,006)

† Amount shown represents unrealized appreciation (depreciation) at period end.

24

At May 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2016 were as follows:

Affiliated Investment Company	Value 5/31/2015 ($)	Purchases ($)	Sales ($)	Value 5/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	42,460,399	317,886,919	358,186,108	2,161,210	1.6

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic

25

NOTES TO FINANCIAL STATEMENTS (continued)

developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry or country.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four–year period ended May 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2016, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $199,244,330 and unrealized depreciation $55,645,413.

26

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2016. The fund has $118,261,885 of short-term capital losses and $80,982,445 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2016 and May 31, 2015 were as follows: ordinary income $0 and $17,785,181, respectively.

During the period ended May 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, net operating losses and swap periodic payments, the fund increased accumulated undistributed investment income-net by $52,932,167, increased accumulated net realized gain (loss) on investments by $273,097,963 and decreased paid–in capital by $326,030,130. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2016 was approximately $597,500 with a related weighted average annualized interest rate of 1.26%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended May 31, 2016, the Distributor retained $423 from commissions earned on sales of the fund’s Class A shares and $449 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2016, Class C shares were charged $33,480 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2016, Class A and Class C shares were charged $23,143 and $11,160, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2016, the fund was charged $479,589 for transfer agency services and $27,341 for cash management services. These fees are included in Shareholder servicing costs in the

28

Statement of Operations. Cash management fees were partially offset by earnings credits of $2,612.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2016, the fund was charged $396,611 pursuant to the custody agreement.

During the period ended May 31, 2016, the fund was charged $10,069 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $90,588, Distribution Plan fees $2,315, Shareholder Services Plan fees $2,017, custodian fees $70,094, Chief Compliance Officer fees $4,010 and transfer agency fees $22,258.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended May 31, 2016, redemption fees charged and retained by the fund amounted to $385,169.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, options transactions, forward contracts and swap transactions, during the period ended May 31, 2016, amounted to $152,550,743 and $776,137,952, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

29

NOTES TO FINANCIAL STATEMENTS (continued)

Each type of derivative instrument that was held by the fund during the period ended May 31, 2016 is discussed below.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies, or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended May 31, 2016:

30

Option Written:	Face Amount Covered By Contracts ($)	Premiums Received ($)	Options Terminated
			Cost ($)	Net Realized Gain (Loss) ($)
Contracts outstanding
May 31, 2015	158,100,000	2,069,919
Contracts written	345,310,000	3,776,043
Contracts terminated:
Contracts closed	71,180,000	993,140	2,807,743	(1,814,603)
Contracts expired	426,230,000	4,737,855	-	4,737,855
Total contracts terminated	497,410,000	5,730,995	2,807,743	2,923,252
Contracts outstanding May 31, 2016	6,000,000	114,967

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at May 31, 2016:

31

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Barclays Bank
Colombian Peso,
Expiring
6/15/2016	2,949,155,000	966,981	951,170	(15,811)
Polish Zolty,
Expiring
6/15/2016	35,770,000	9,375,975	9,066,670	(309,305)
Citigroup
Colombian Peso,
Expiring
6/15/2016	470,610,000	158,402	151,783	(6,619)
Indonesian Rupiah,
Expiring
6/15/2016	75,251,735,000	5,630,507	5,493,821	(136,686)
Malaysian Ringgit,
Expiring
6/15/2016	34,880,000	8,680,936	8,438,090	(242,846)
Peruvian New Sol,
Expiring
10/21/2016	15,060,000	4,326,872	4,377,836	50,964
Russian Ruble,
Expiring
6/15/2016	11,760,000	175,026	175,610	584
Goldman Sachs International
Colombian Peso,
Expiring
6/15/2016	2,713,970,000	896,292	875,318	(20,974)
Mexican New Peso,
Expiring
6/15/2016	40,040,000	2,276,727	2,165,649	(111,078)
Polish Zolty,
Expiring
6/15/2016	24,720,000	6,470,539	6,265,812	(204,727)
HSBC
Romanian Leu,
Expiring
6/15/2016	1,885,000	477,060	464,364	(12,696)
Russian Ruble,
Expiring
6/15/2016	45,300,000	689,855	676,458	(13,397)

32

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
HSBC (continued)
South African Rand,
Expiring
6/1/2016	10,878,258	698,801	692,166	(6,635)
JP Morgan Chase Bank
Argentine Peso,
Expiring
7/27/2016	5,320,000	352,318	364,116	11,798
Indonesian Rupiah,
Expiring
6/15/2016	2,772,210,000	205,501	202,388	(3,113)
Polish Zolty,
Expiring
6/15/2016	4,575,000	1,182,800	1,159,631	(23,169)
Romanian Leu,
Expiring
6/15/2016	10,980,000	2,774,829	2,704,891	(69,938)
South African Rand,
Expiring
6/15/2016	16,025,000	1,018,994	1,016,356	(2,638)
Thai Baht,
Expiring
6/15/2016	63,155,000	1,808,562	1,767,362	(41,200)
Turkish Lira,
Expiring
6/15/2016	11,450,000	3,889,729	3,862,997	(26,732)
Sales:
Bank of America
Mexican New Peso,
Expiring
6/15/2016	13,605,000	737,059	735,856	1,203
Citigroup
Brazilian Real,
Expiring
8/2/2016	76,845,000	21,036,998	20,870,252	166,746
Chilean Peso,
Expiring
6/15/2016	353,720,000	517,876	509,811	8,065
Mexican New Peso,
Expiring
6/15/2016	15,030,000	843,112	812,930	30,182

33

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Citigroup (continued)
Philippine Peso,
Expiring
6/15/2016	14,935,000	320,563	319,091	1,472
South Korean Won,
Expiring
6/15/2016	1,805,185,000	1,554,010	1,514,182	39,828
HSBC
Mexican New Peso,
Expiring
6/15/2016	16,935,000	914,504	915,966	(1,462)
Singapore Dollar,
Expiring
6/30/2016	2,050,000	1,482,017	1,487,847	(5,830)
South African Rand,
Expiring
6/15/2016	17,660,000	1,151,452	1,120,053	31,399
JP Morgan Chase Bank
Hong Kong Dollar,
Expiring
1/19/2017	13,965,000	1,768,393	1,799,476	(31,083)
Hungarian Forint,
Expiring
6/15/2016	387,375,000	1,411,517	1,374,150	37,367
Malaysian Ringgit,
Expiring
6/15/2016	1,150,000	283,460	278,205	5,255
Mexican New Peso,
Expiring
6/15/2016	2,800,000	158,690	151,444	7,246
Peruvian New Sol,
Expiring
10/21/2016	28,850,000	8,295,235	8,386,492	(91,257)
Russian Ruble,
Expiring
6/15/2016	790,970,000	11,409,019	11,811,428	(402,409)

34

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
JP Morgan Chase Bank (continued)
Taiwan Dollar,
Expiring
6/15/2016	151,310,000	4,646,543	4,641,416	5,127
Gross Unrealized Appreciation				397,236
Gross Unrealized Depreciation				(1,779,605)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

35

NOTES TO FINANCIAL STATEMENTS (continued)

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open interest rate swaps entered into by the fund at May 31, 2016:

OTC Interest Rate Swaps

Notional Amount ($)	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation ($)
33,600,000	MXN - 28 DAY LIBOR	Citigroup	6.13	4/13/2026	22,212
19,100,000	USD - 6 MONTH LIBOR	Morgan Stanley Capital Services	2.62	8/31/2025	186,129
13,150,000	PLN - 1 YEAR LIBOR	Citigroup	2.72	6/1/2025	166,568

Gross Unrealized Appreciation					374,909

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of May 31, 2016 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	374,909	[1]	Foreign exchange risk	(1,803,611)	[2,3]
Foreign exchange risk	397,236	[2]
Gross fair value of derivative contracts	772,145			(1,803,611)

Statement of Assets and Liabilities location:

[1]	Unrealized appreciation (depreciation) on swap agreements.
[2]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[3]	Outstanding options written, at value.

36

The effect of derivative instruments in the Statement of Operations during the period ended May 31, 2016 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Options Transactions	[1]	Forward Contracts	[2]	Swaps Transactions	[3]	Total
Interest rate	-		-		1,740,094		1,740,094
Foreign Exchange	2,923,252		15,470,351		-		18,393,603
Total	2,923,252		15,470,351		1,740,094		20,133,697

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Options Transactions	[4]	Forward Contracts	[5]	Swaps Transactions	[6]	Total
Interest rate	-		-		(775,925)		(775,925)
Foreign Exchange	(860,502)		(6,005,805)		-		(6,866,307)
Total	(860,502)		(6,005,805)		(775,925)		(7,642,232)
Statement of Operations location:

[1]	Net realized gain (loss) on options transactions.
[2]	Net realized gain (loss) on forward foreign currency exchange contracts.
[3]	Net realized gain (loss) on swaps transactions.
[4]	Net unrealized appreciation (depreciation) on options transactions.
[5]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[6]	Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

37

NOTES TO FINANCIAL STATEMENTS (continued)

At May 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options	-	(24,006)
Forward contracts	397,236	(1,779,605)
Swaps	374,909	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	772,145	(1,803,611)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	772,145	(1,803,611)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of May 31, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	1,203		-	-		1,203
Citigroup	486,621		(386,151)	-		100,470
HSBC	31,399		(31,399)	-		-
JP Morgan Chase Bank	66,793		(66,793)	-		-
Morgan Stanley Capital Services	186,129		-	(186,129)		-
Total	772,145		(484,343)	(186,129)		101,673

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Bank	(340,684)		-	-		(340,684)
Citigroup	(386,151)		386,151	-		-
Goldman Sachs International	(336,779)		-	330,000		(6,779)
HSBC	(40,020)		31,399	-		(8,621)
JP Morgan Chase Bank	(699,690)		66,793	632,897		-
UBS	(287)		-	-		(287)
Total	(1,803,611)		484,343	962,897		(356,371)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

38

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2016:

Average Market Value ($)
Foreign currency options contracts	1,051,511
Forward contracts	409,318,079

The following summarizes the average notional value of swap agreements outstanding during the period ended May 31, 2016:

Average Notional Value ($)
Interest rate swap agreements	27,243,920

At May 31, 2016, the cost of investments for federal income tax purposes was $183,800,621; accordingly, accumulated net unrealized depreciation on investments was $54,073,629, consisting of $990,878 gross unrealized appreciation and $55,064,507 gross unrealized depreciation.

39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus Emerging Markets Debt Local Currency Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statements of investments and options written, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Debt Local Currency Fund as of May 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 1, 2016

40

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and its affiliates the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also noted that the fund’s yield performance was below the Performance Group and Performance Universe medians for all seven one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board noted the recent portfolio manager changes for the fund in May 2015 and January 2016 and that it was expected to take some time for the current portfolio managers to favorably affect longer-term performance. The Board also discussed with representatives of Dreyfus and its affiliates the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance. Representatives of Dreyfus and its affiliates expressed continued confidence in the investment approach notwithstanding the relative underperformance.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and the Expense Universe medians and the fund’s total expenses were slightly below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.

42

The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board noted Dreyfus’ efforts to improve fund performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and

43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

44

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

47

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 157 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

48

NOTES

49

For More Information

Dreyfus Emerging Markets Debt Local Currency Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DDBAX Class C: DDBCX Class I: DDBIX Class Y: DDBYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6081AR0516

Dreyfus Equity Income Fund

ANNUAL REPORT May 31, 2016

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Equity Income Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Equity Income Fund, covering the 12-month period from June 1, 2015 through May 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery generally has remained intact. New job creation, declining unemployment claims, improved consumer confidence, and higher housing prices have supported an economic expansion that so far has lasted seven years. In response, the Federal Reserve Board raised short-term interest rates in December 2015 for the first time in nearly a decade. Broad measures of U.S. stock and bond market performance exhibited heightened volatility on their way to posting relatively mild gains or losses for the reporting period overall.

On the other hand, the global economy has continued to struggle with persistently slow growth despite historically aggressive monetary policies as weak demand, volatile commodity prices, and the lingering effects of various financial crises took their toll. These developments proved especially challenging for stocks and riskier sectors of the bond market early in the reporting period, and a later rally was not enough to offset those losses. In contrast, high-quality sovereign bonds mostly benefited from falling interest rates.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
June 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2015 through May 31, 2016, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, and Peter D. Goslin, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2016, Dreyfus Equity Income Fund’s Class A shares produced a total return of 1.54%, Class C shares returned 0.80%, Class I shares returned 1.80%, and Class Y shares returned 1.85%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), provided a total return of 1.71% for the same period.2

U.S. equities, as measured by the S&P 500 Index, produced mildly positive total returns over the reporting period, masking heightened market volatility stemming from a variety of global economic concerns. The fund’s relative performance compared to the S&P 500 Index was mainly due to successful stock selections across several industry groups and overweighted exposure to the utilities, telecommunications services, and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund invests primarily in equity securities, with a particular focus on dividend-paying stocks. When selecting securities, we use a computer model to identify and rank stocks within an industry or sector. Next, we generally select what we believe to be the most attractive of the higher-ranked securities. We manage risk by diversifying the fund’s investments across companies and industries, seeking to limit the potential adverse impact of a decline in any one stock or industry.

Market Declines Followed by Robust Rally

After hitting record highs just prior to the start of the reporting period, U.S. stocks began to decline over the summer of 2015 in response to disappointing global economic data and a currency devaluation in China, falling commodity prices, and expectations that the Federal Reserve Board (the “Fed”) would soon raise U.S. interest rates. Stock prices remained choppy during the fall as investors reacted to additional releases of disappointing economic data in Europe and Japan. The market’s slide intensified substantially in January 2016 when China reported sluggish economic activity, commodity prices plummeted, and investors worried about the potential impact of additional U.S. rate hikes on the global economy.

The market bottomed in mid-February, and investor sentiment began to improve in response to stabilizing oil prices, additional easing measures from the European Central Bank and China, and indications from monetary policymakers that U.S. interest rates would rise more gradually than previously expected. The ensuing market rally erased the reporting period’s previous declines. However, investors’ spirits were dampened in late April by mixed corporate earnings reports and disappointing GDP growth during the first quarter of the year. The market’s advance resumed in May, enabling the S&P 500 Index to post a modestly positive total return for the reporting period overall.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Robust Demand for Dividend-Paying Stocks

In this turbulent investment environment, and in light of historically low interest rates and sluggish economic growth, investors turned their attention to the stocks of high-quality, dividend-paying companies. Consequently, the more income-oriented utilities and telecommunications services sectors fared especially well, ranking as the top-performing segments of the S&P 500 Index for the reporting period. The fund benefited from overweighted exposure to these sectors, as well as to the relatively defensive consumer staples sector.

Our security selection strategy also generally added value. The fund’s top performers, which were rewarded by investors for their competitive dividend yields and sound business fundamentals, included tobacco producers Altria Group and Philip Morris International, natural gas pipeline operator ONEOK, and pharmaceutical developer Johnson & Johnson.

On a more negative note, the fund’s performance compared to its benchmark was constrained to a degree by its lack of exposure to fast-growing companies, such as Amazon.com and Facebook, which do not pay dividends. In addition, some of the fund’s holdings lagged market averages. Digital storage specialist Seagate Technology reported weaker-than-expected growth and missed analysts’ earnings target. Energy exploration-and-production company Noble Energy was hurt by the industry-wide impact of low crude oil prices. Mass merchandising retailer Target fell short of its earnings targets and struggled with concerns regarding sluggish economic growth.

Finding Opportunities Among Income-Oriented Equities

It is worth noting that the Fed has refrained from raising short-term interest rates so far in 2016 due to domestic and global economic headwinds. With interest rates likely to remain low, we expect investor demand to remain robust for income-oriented stocks. Indeed, our quantitative models have continued to identify high-quality opportunities that meet our criteria for attractive valuations, positive earnings growth, strong earnings quality, and generous dividend yields across many of the market sectors represented in the S&P 500 Index. We have identified an ample number of stocks meeting our investment criteria in the telecommunications services, utilities, consumer staples, and energy sectors. In contrast, we have found fewer opportunities in the information technology, consumer discretionary, health care, and financials sectors.

June 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Equity Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Standard & Poor's 500 Composite Stock Price Index

† Source: Lipper Inc.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Equity Income Fund on 7/5/06 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”). All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The fund primarily seeks total return by investing in stocks, focusing on dividend-paying stocks and other instruments that provide income. The Index is a widely accepted, unmanaged index of U.S. stock market performance. These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 5/31/16
	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	7/5/06	-4.31%	9.17%	6.11%
without sales charge	7/5/06	1.54%	10.47%	6.75%

Class C shares
with applicable redemption charge†	7/5/06	-0.12%	9.65%	5.96%
without redemption	7/5/06	0.80%	9.65%	5.96%

Class I shares	7/5/06	1.80%	10.75%	7.02%

Class Y shares	7/1/13	1.85%	10.67%††	6.85%††

Standard & Poor's 500 Composite Stock Price Index	6/30/06	1.71%	11.65%	7.45%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

††† For comparative purposes, the value of the Index as of 6/30/06 is used as the beginning value on 7/5/06.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Equity Income Fund from December 1, 2015 to May 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.66	$ 9.50	$ 4.38	$ 4.28
Ending value (after expenses)	$1,058.50	$1,054.10	$1,059.50	$1,060.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2016

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.55	$ 9.32	$ 4.29	$ 4.19
Ending value (after expenses)	$1,019.50	$1,015.75	$1,020.75	$1,020.85

†  Expenses are equal to the fund's annualized expense ratio of 1.10% for Class A, 1.85% for Class C, .85% for Class I and .83% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

May 31, 2016

Common Stocks - 98.4%	Shares		Value ($)
Automobiles & Components - 1.6%
Ford Motor	42,500		573,325
General Motors	24,800		775,744
Visteon	36,900		2,766,762
			4,115,831
Banks - 3.3%
JPMorgan Chase & Co.	108,205		7,062,540
New York Community Bancorp	16,050		252,627
Wells Fargo & Co.	20,900		1,060,048
			8,375,215
Capital Goods - 6.4%
Caterpillar	49,450		3,585,620
GATX	38,000	[a]	1,743,060
General Dynamics	3,560		505,057
General Electric	304,050		9,191,432
Northrop Grumman	1,850		393,440
Raytheon	4,870		631,493
			16,050,102
Commercial & Professional Services - 1.9%
Pitney Bowes	125,015		2,329,029
R.R. Donnelley & Sons	153,500	[a]	2,500,515
			4,829,544
Consumer Durables & Apparel - .2%
Leggett & Platt	8,600		432,236
Consumer Services - 4.1%
Carnival	6,550		312,697
Darden Restaurants	128,100		8,689,023
Las Vegas Sands	11,300		522,512
Six Flags Entertainment	13,300		767,277
			10,291,509
Diversified Financials - .4%
Ares Capital	43,063	[a]	639,055
Federated Investors, Cl. B	12,300		397,536
			1,036,591
Energy - 8.1%
Chevron	2,660		268,660
CVR Energy	29,100	[a]	571,524
Exxon Mobil	58,810		5,235,266

8

Common Stocks - 98.4% (continued)	Shares		Value ($)
Energy - 8.1% (continued)
HollyFrontier	4,800		128,448
Kinder Morgan	33,000		596,640
Marathon Petroleum	19,800		689,634
Noble	230,500	[a]	1,922,370
ONEOK	157,100		6,794,575
Spectra Energy	55,200		1,758,672
Valero Energy	45,700		2,499,790
			20,465,579
Food & Staples Retailing - 3.1%
Wal-Mart Stores	108,640		7,689,539
Food, Beverage & Tobacco - 7.6%
Altria Group	141,670		9,015,879
Coca-Cola	15,200		677,920
General Mills	10,100		634,078
Philip Morris International	88,490		8,732,193
			19,060,070
Health Care Equipment & Services - .1%
Abbott Laboratories	7,680		304,358
Household & Personal Products - 1.1%
Nu Skin Enterprises, Cl. A	16,700		658,815
Procter & Gamble	26,800		2,171,872
			2,830,687
Insurance - 1.6%
Old Republic International	106,500		2,040,540
Principal Financial Group	12,200		543,632
Prudential Financial	19,705		1,561,621
			4,145,793
Materials - 2.6%
Dow Chemical	12,700		652,272
LyondellBasell Industries, Cl. A	57,400		4,670,064
Nucor	25,500		1,237,005
			6,559,341
Media - 1.4%
Cablevision Systems, Cl. A	67,600		2,344,368
TEGNA	15,500		355,880
Viacom, Cl. B	16,140		716,132
			3,416,380
Pharmaceuticals, Biotechnology & Life Sciences - 12.4%
AbbVie	44,630		2,808,566

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.4% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 12.4% (continued)
Amgen	8,200		1,295,190
Eli Lilly & Co.	5,470		410,414
Johnson & Johnson	81,850		9,223,676
Merck & Co.	147,110		8,276,409
Pfizer	268,957		9,332,808
			31,347,063
Real Estate - 9.1%
Annaly Capital Management	505,210	[b]	5,345,122
CBL & Associates Properties	168,700	[b]	1,622,894
Chimera Investment	139,220	[b]	2,086,908
General Growth Properties	20,500	[b]	550,835
Hospitality Properties Trust	13,440	[b]	344,064
Host Hotels & Resorts	17,900	[b]	275,660
Lamar Advertising, Cl. A	32,500		2,114,125
MFA Financial	677,500	[b]	4,884,775
RMR Group, Cl. A	611	[b]	18,110
Starwood Property Trust	160,400	[b]	3,307,448
Two Harbors Investment	280,900		2,382,032
			22,931,973
Retailing - 2.5%
Best Buy	6,400		205,888
Genuine Parts	3,370		326,620
Target	82,500		5,674,350
			6,206,858
Semiconductors & Semiconductor Equipment - 1.8%
Intel	99,395		3,139,888
Texas Instruments	21,300		1,290,780
			4,430,668
Software & Services - 8.9%
CA	64,650		2,089,488
International Business Machines	57,590		8,853,887
Leidos Holdings	27,400		1,353,560
Microsoft	85,785		4,546,605
Oracle	15,290		614,658
Paychex	11,300		612,686
Western Union	208,600	[a]	4,057,270
Xerox	36,700		365,899
			22,494,053

10

Common Stocks - 98.4% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 5.9%
Apple	77,720		7,761,119
Cisco Systems	38,700		1,124,235
HP	342,050		4,576,629
Seagate Technology	64,950	[a]	1,465,272
			14,927,255
Telecommunication Services - 6.3%
AT&T	197,260		7,722,729
CenturyLink	56,400	[a]	1,529,568
Verizon Communications	130,470		6,640,923
			15,893,220
Transportation - 1.6%
Macquarie Infrastructure	15,400		1,102,794
United Parcel Service, Cl. B	27,920		2,878,273
			3,981,067
Utilities - 6.4%
Ameren	9,860		488,563
American Electric Power	30,860		1,997,568
CMS Energy	8,050		336,651
Consolidated Edison	9,040		662,270
Duke Energy	12,100		946,583
Entergy	27,600		2,095,392
Exelon	49,700		1,703,219
FirstEnergy	204,200		6,699,802
NiSource	12,900		307,794
PG&E	9,100		546,728
Pinnacle West Capital	4,500		331,155
			16,115,725
Total Common Stocks (cost $219,803,923)			247,930,657
Master Limited Partnerships - .9%
Diversified Financials - .9%
Lazard (cost $3,002,155)	67,800		2,385,204

11

STATEMENT OF INVESTMENTS (continued)

Other Investment - .3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $742,258)	742,258	[c]	742,258
Investment of Cash Collateral for Securities Loaned - 1.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $4,458,032)	4,458,032	[c]	4,458,032
Total Investments (cost $228,006,368)	101.4%		255,516,151
Liabilities, Less Cash and Receivables	(1.4%)		(3,620,456)
Net Assets	100.0%		251,895,695

a Security, or portion thereof, on loan. At May 31, 2016, the value of the fund’s securities on loan was $7,257,238 and the value of the collateral held by the fund was $7,440,011, consisting of cash collateral of $4,458,032 and U.S. Government & Agency securities valued at $2,981,979.

b Investment in real estate investment trust.

c Investment in affiliated money market mutual fund.

12

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals, Biotechnology & Life Sciences	12.4
Real Estate	9.1
Software & Services	8.9
Energy	8.1
Food, Beverage & Tobacco	7.6
Capital Goods	6.4
Utilities	6.4
Telecommunication Services	6.3
Technology Hardware & Equipment	5.9
Consumer Services	4.1
Banks	3.3
Food & Staples Retailing	3.1
Materials	2.6
Retailing	2.5
Money Market Investments	2.1
Commercial & Professional Services	1.9
Semiconductors & Semiconductor Equipment	1.8
Automobiles & Components	1.6
Insurance	1.6
Transportation	1.6
Media	1.4
Diversified Financials	1.3
Household & Personal Products	1.1
Consumer Durables & Apparel	.2
Health Care Equipment & Services	.1
101.4

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,257,238)—Note 1(b):
Unaffiliated issuers	222,806,078	250,315,861
Affiliated issuers	5,200,290	5,200,290
Cash		195,733
Receivable for investment securities sold		10,141,121
Dividends and securities lending income receivable		907,733
Receivable for shares of Beneficial Interest subscribed		228,772
Prepaid expenses		38,651
		267,028,161
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		223,321
Payable for investment securities purchased		10,159,983
Liability for securities on loan—Note 1(b)		4,458,032
Payable for shares of Beneficial Interest redeemed		199,320
Accrued expenses		91,810
		15,132,466
Net Assets ($)		251,895,695
Composition of Net Assets ($):
Paid-in capital		226,073,293
Accumulated undistributed investment income—net		855,054
Accumulated net realized gain (loss) on investments		(2,542,435)
Accumulated net unrealized appreciation (depreciation) on investments		27,509,783
Net Assets ($)		251,895,695

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	206,928,539	18,221,693	24,524,742	2,220,721
Shares Outstanding	12,475,765	1,114,021	1,472,866	133,565
Net Asset Value Per Share ($)	16.59	16.36	16.65	16.63

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	10,202,476
Affiliated issuers	2,332
Income from securities lending—Note 1(b)	42,167
Total Income	10,246,975
Expenses:
Management fee—Note 3(a)	1,820,468
Shareholder servicing costs—Note 3(c)	838,898
Distribution fees—Note 3(b)	128,601
Registration fees	60,018
Professional fees	48,568
Custodian fees—Note 3(c)	36,432
Prospectus and shareholders’ reports	25,424
Trustees’ fees and expenses—Note 3(d)	17,184
Loan commitment fees—Note 2	2,967
Interest expense—Note 2	366
Miscellaneous	19,959
Total Expenses	2,998,885
Less—reduction in expenses due to undertaking—Note 3(a)	(255,118)
Less—reduction in fees due to earnings credits—Note 3(c)	(886)
Net Expenses	2,742,881
Investment Income—Net	7,504,094
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,344,777
Net unrealized appreciation (depreciation) on investments	(12,894,817)
Net Realized and Unrealized Gain (Loss) on Investments	(5,550,040)
Net Increase in Net Assets Resulting from Operations	1,954,054

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2016	2015
Operations ($):
Investment income—net	7,504,094	6,643,167
Net realized gain (loss) on investments	7,344,777	10,198,717
Net unrealized appreciation (depreciation) on investments	(12,894,817)	2,425,658
Net Increase (Decrease) in Net Assets Resulting from Operations	1,954,054	19,267,542
Dividends to Shareholders from ($):
Investment income—net:
Class A	(6,076,979)	(5,205,986)
Class C	(390,126)	(320,413)
Class I	(677,892)	(812,444)
Class Y	(84,741)	(127,764)
Net realized gain on investments:
Class A	(12,491,681)	(5,297,051)
Class C	(1,058,042)	(436,299)
Class I	(1,086,444)	(798,710)
Class Y	(185,745)	(39,878)
Total Dividends	(22,051,650)	(13,038,545)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	40,050,852	66,848,852
Class C	5,221,054	5,094,522
Class I	11,316,006	20,773,077
Class Y	1,961,079	16,470,992
Dividends reinvested:
Class A	17,283,680	9,722,164
Class C	972,357	509,820
Class I	1,263,553	1,120,910
Class Y	267,108	75,322
Cost of shares redeemed:
Class A	(54,511,974)	(39,981,118)
Class C	(4,717,939)	(2,934,945)
Class I	(15,732,134)	(23,005,131)
Class Y	(3,301,595)	(13,547,384)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	72,047	41,147,081
Total Increase (Decrease) in Net Assets	(20,025,549)	47,376,078
Net Assets ($):
Beginning of Period	271,921,244	224,545,166
End of Period	251,895,695	271,921,244
Undistributed investment income—net	855,054	843,799

16

	Year Ended May 31,
	2016	2015
Capital Share Transactions (Shares):
Class Aa
Shares sold	2,444,185	3,736,726
Shares issued for dividends reinvested	1,105,022	556,057
Shares redeemed	(3,321,905)	(2,230,495)
Net Increase (Decrease) in Shares Outstanding	227,302	2,062,288
Class C
Shares sold	325,511	287,020
Shares issued for dividends reinvested	63,252	29,564
Shares redeemed	(294,363)	(165,899)
Net Increase (Decrease) in Shares Outstanding	94,400	150,685
Class Ia,b
Shares sold	689,686	1,155,979
Shares issued for dividends reinvested	79,838	63,919
Shares redeemed	(929,836)	(1,282,041)
Net Increase (Decrease) in Shares Outstanding	(160,312)	(62,143)
Class Yb
Shares sold	126,199	915,777
Shares issued for dividends reinvested	17,043	4,303
Shares redeemed	(209,938)	(766,623)
Net Increase (Decrease) in Shares Outstanding	(66,696)	153,457

[a]	During the period ended May 31, 2016, 1,022 Class A shares representing $17,412 were exchanged for 1,018 Class I shares.
[b]	During the period ended May 31, 2015, 690,049 Class I shares representing $12,400,178 were exchanged for 690,433 Class Y shares.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.01	17.55	15.42	13.16	13.23
Investment Operations:
Investment income—net[a]	.52	.48	.45	.50	.39
Net realized and unrealized gain (loss) on investments	(.37)	.94	2.28	2.40	.01
Total from Investment Operations	.15	1.42	2.73	2.90	.40
Distributions:
Dividends from investment income—net	(.50)	(.48)	(.42)	(.49)	(.36)
Dividends from net realized gain on investments	(1.07)	(.48)	(.18)	(.15)	(.11)
Total Distributions	(1.57)	(.96)	(.60)	(.64)	(.47)
Net asset value, end of period	16.59	18.01	17.55	15.42	13.16
Total Return (%)[b]	1.54	8.41	18.11	22.65	3.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.21	1.21	1.30	1.80
Ratio of net expenses to average net assets	1.10	1.10	1.10	1.15	1.19
Ratio of net investment income to average net assets	3.12	2.69	2.75	3.48	2.99
Portfolio Turnover Rate	65.19	42.17	20.36	53.66	66.38
Net Assets, end of period ($ x 1,000)	206,929	220,644	178,781	107,425	51,754

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

18

	Year Ended May 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	17.79	17.35	15.26	13.03	13.10
Investment Operations:
Investment income—net[a]	.39	.34	.33	.39	.30
Net realized and unrealized gain (loss) on investments	(.37)	.93	2.25	2.37	.01
Total from Investment Operations	.02	1.27	2.58	2.76	.31
Distributions:
Dividends from investment income—net	(.38)	(.35)	(.31)	(.38)	(.27)
Dividends from net realized gain on investments	(1.07)	(.48)	(.18)	(.15)	(.11)
Total Distributions	(1.45)	(.83)	(.49)	(.53)	(.38)
Net asset value, end of period	16.36	17.79	17.35	15.26	13.03
Total Return (%)[b]	.80	7.59	17.18	21.74	2.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.92	1.92	2.00	2.11	2.96
Ratio of net expenses to average net assets	1.85	1.85	1.85	1.90	2.00
Ratio of net investment income to average net assets	2.39	1.94	2.00	2.76	2.30
Portfolio Turnover Rate	65.19	42.17	20.36	53.66	66.38
Net Assets, end of period ($ x 1,000)	18,222	18,137	15,077	7,715	4,148

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.08	17.61	15.47	13.20	13.26
Investment Operations:
Investment income—net[a]	.54	.52	.50	.55	.42
Net realized and unrealized gain (loss) on investments	(.36)	.95	2.28	2.39	.02
Total from Investment Operations	.18	1.47	2.78	2.94	.44
Distributions:
Dividends from investment income—net	(.54)	(.52)	(.46)	(.52)	(.39)
Dividends from net realized gain on investments	(1.07)	(.48)	(.18)	(.15)	(.11)
Total Distributions	(1.61)	(1.00)	(.64)	(.67)	(.50)
Net asset value, end of period	16.65	18.08	17.61	15.47	13.20
Total Return (%)	1.80	8.61	18.47	22.96	3.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.92	.96	1.12	1.60
Ratio of net expenses to average net assets	.85	.85	.85	.90	.93
Ratio of net investment income to average net assets	3.32	2.93	2.99	3.74	3.31
Portfolio Turnover Rate	65.19	42.17	20.36	53.66	66.38
Net Assets, end of period ($ x 1,000)	24,525	29,527	29,862	11,878	3,208

a Based on average shares outstanding.

See notes to financial statements.

20

	Year Ended May 31,
Class Y Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	18.04	17.61	15.26
Investment Operations:
Investment income—net[b]	.56	.55	.38
Net realized and unrealized gain (loss) on investments	(.36)	.88	2.51
Total from Investment Operations	.20	1.43	2.89
Distributions:
Dividends from investment income—net	(.54)	(.52)	(.36)
Dividends from net realized gain on investments	(1.07)	(.48)	(.18)
Total Distributions	(1.61)	(1.00)	(.54)
Net asset value, end of period	16.63	18.04	17.61
Total Return (%)	1.85	8.50	19.27[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.84	.97[d]
Ratio of net expenses to average net assets	.84	.84	.85[d]
Ratio of net investment income to average net assets	3.37	3.21	2.75[d]
Portfolio Turnover Rate	65.19	42.17	20.36
Net Assets, end of period ($ x 1,000)	2,221	3,614	824

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Equity Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

22

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

23

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2016 in valuing the fund’s investments:

24

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	246,008,287	-	-	246,008,287
Equity Securities - Foreign Common Stocks†	1,922,370	-	-	1,922,370
Master Limited Partnership†	2,385,204	-	-	2,385,204
Mutual Funds	5,200,290	-	-	5,200,290

† See Statement of Investments for additional detailed categorizations.

At May 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2016, The Bank of New York Mellon earned $10,932 from lending portfolio securities, pursuant to the securities lending agreement.

25

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2016 were as follows:

Affiliated Investment Company	Value 5/31/2015 ($)	Purchases ($)	Sales ($)	Value 5/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	999,635	43,868,662	44,126,039	742,258.3
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	5,420,383	91,435,505	92,397,856	4,458,032	1.8
Total	6,420,018	135,304,167	136,523,895	5,200,290	2.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

At May 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $395,714, undistributed capital gains $944,232 and unrealized appreciation $24,482,456.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2016 and May 31, 2015 were as follows: ordinary income $7,229,738 and $9,263,783, and long-term capital gains $14,821,912 and $3,774,762, respectively.

During the period ended May 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $263,101 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2016, was approximately $30,300 with a related weighted average annualized interest rate of 1.21%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from June 1, 2015 through October 1, 2016, to waive receipt of its fees and/or assume the expenses of the fund so that direct annual fund operating expenses (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .85% of the value of the fund’s average daily net

27

NOTES TO FINANCIAL STATEMENTS (continued)

assets. The reduction in expenses, pursuant to the undertaking, amounted to $255,118 during the period ended May 31, 2016.

During the period ended May 31, 2016, the Distributor retained $18,051 from commissions earned on sales of the fund's Class A shares and $6,954 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2016, Class C shares were charged $128,601 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2016, Class A and Class C shares were charged $505,122 and $42,867, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2016, the fund was charged $44,768 for transfer agency services and $3,310 for cash management

28

services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $886.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2016, the fund was charged $36,432 pursuant to the custody agreement.

During the period ended May 31, 2016, the fund was charged $10,069 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $157,353, Distribution Plan fees $11,500, Shareholder Services Plan fees $47,338, custodian fees $16,995, Chief Compliance Officer fees $4,010 and transfer agency fees $9,402, which are offset against an expense reimbursement currently in effect in the amount of $23,277.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2016, amounted to $158,324,736 and $172,572,181, respectively.

At May 31, 2016, the cost of investments for federal income tax purposes was $231,033,695; accordingly, accumulated net unrealized appreciation on investments was $24,482,456, consisting of $34,508,788 gross unrealized appreciation and $10,026,332 gross unrealized depreciation.

29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus Equity Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statement of investments as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Equity Income Fund as of May 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 1, 2016

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended May 31, 2016 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $6,669,722 as ordinary income dividends paid during the fiscal year ended May 31, 2016 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.0716 per share as a capital gain dividend paid on December 14, 2015 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 24-25, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had

32

furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except for the one-year period when the fund’s performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was at the Expense Group median and slightly above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until October 1, 2016, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .85% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage

33

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged

34

to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

35

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 77

———————

Kenneth A. Himmel (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

36

Stephen J. Lockwood (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 63

———————

Benaree Pratt Wiley (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 87

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

38

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 157 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

39

NOTES

40

NOTES

41

For More Information

Dreyfus Equity Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DQIAX Class C: DQICX Class I: DQIRX Class Y: DQIYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6144AR0516

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $78,300 in 2015 and $80,500 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,200 in 2015 and $10,400 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,920 in 2015 and $5,000 in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $16,321,620 in 2015 and $16,725,000 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

                        Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:  July 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:   July 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date: July 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a‑2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a‑2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)